Phase II Study of the Bruton's Tyrosine Kinase (Btk) Inhibitor Ibrutinib in Waldenstrom's Macroglobulinemia

Dana-Farber Cancer Institute
Memorial Sloan-Kettering Cancer Center
Stanford University Medical Center

MYD88 L265P in WM/IGM MGUS

	METHOD	TISSUE	WM	IGM MGUS
Treon	WGS/Sanger	BM $CD19^+$	91%	10%
Xu	AS-PCR	BM $CD19^+$	93%	54%
Gachard	PCR	BM	70%	
Varettoni	AS-PCR	BM	100%	47%
Landgren	Sanger	BM		54%
Jiminez	AS-PCR	BM	86%	87%
Poulain	PCR	BM $CD19^+$	80%	
Argentou	PCR-RFLP	BM	92%	1/1 MGUS
Willenbacher	Sanger	BM	86%	
Mori	AS-PCR/BSiE1	BM	80%	
Ondrejka	AS-PCR	BM	100%	
Ansell	WES/AS-PCR	BM	97%	
Patkar	AS-PCR	BM	85%	

MYD88 binds to Bruton's Tyrosine Kinase (BTK) in L265P expressing WM cells



A.
BCWM.1
MWCL-1
OCI-Ly19
Ramos
IP:
IgG
BTK
p-BTK
BTK
p-BTK
BTK
p-BTK
BTK
p-BTK
IB: MYD88
15.1
81.8
32.8
89.0
18.9
17.0
13.1
24.4
Ratio: MYD88 / BTK (%)
IB: BTK
IgG - heavy chain
B.
BCWM.1
MWCL-1
OCI-Ly19
Ramos
IP:
IgG
MYD88
MYD88
MYD88
MYD88
IB: BTK
IB: MYD88
IgG - heavy chain
C.
BCWM.1
MWCL-1
OCI-Ly3
OCI-Ly19
Ramos
RPMI-8226
DMSO
DMSO
Ibrutinib
DMSO
Ibrutinib
DMSO
Ibrutinib
DMSO
Ibrutinib
DMSO
Ibrutinib
DMSO
Ibrutinib
IP:
IgG
MYD88
IB: BTK
IB: MYD88

Yang et al, Blood 2013

MYD88 L265P induces BTK in WM cells


BCWM.1
MWCL-1
Control
MYD88 shRNA
Control
MYD88 shRNA
MYD88
p-BTK
100
100
71.2
relative density of phos-/total BTK (%)
BTK
GAPDH


BCWM.1
MWCL-1
DMSO
IRAK-In
Control
MYD88-In
DMSO
IRAK-In
Control
MYD88-In
p-BTK
BTK
GAPDH


BCWM.1
MWCL-1
Control
MYD88 -WT
MYD88 L265P
Control
MYD8 8-WT
MYD8 8-L265P
p-BTK
100
107
173
100
96.3
187
relative density of phos- / total BTK (%)
BTK
GAPDH
Flag-MYD88
endogenous-MYD88


Ibrutinib
RLUs (DMSO norm)
150
100
50
0
-10
-8
-6
-4
Log10 (Dose) (M)
BCWM.1
MWCL-1
OCI-Ly3
OCI-Ly19
Ramos
RPMI-8226

Yang et al, Blood 2013

Phase II Study of Ibrutinib in Relapsed/Refractory WM



Screening
Informed Consent and Registration
Ibrutinib
420 mg po daily
Progressive Disease or
Unacceptable Toxicity
Stop Ibrutinib
Event Monitoring
SD or Response
Continue x 26 cycles
Event Monitoring

Opened May 2012
DFCI, MSKCC, STANFORD
N=35; expanded to 63

Baseline Characteristics for Study Participants (n=63)

	Median	Range
Age (yrs)	63	44-86
Male/Female	48/15	N/A
Prior therapies	2	1-8
Hemoglobin (mg/dL)	10.5	8.2-13.8
Platelet (k/uL)	214	24-459
Serum IgM (mg/dL)	3,610	735-8,390
B_2M (mg/dL)	3.9	1.3-14.2
BM Involvement (%)	70	3-95
Adenopathy >1.5 cm	38 (60.3%)	N/A
Splenomegaly >15 cm	7 (11.1%)	

Data Lock: November 8, 2013

Reasons for Treatment Initiation

Anemia	55 (87.3%)
Adenopathy and/or Splenomegaly	16 (25.3%)
Neuropathy	10 (15.9%)
Hyperviscosity	6 (9.5%)
Thrombocytopenia	5 (7.9%)
Malignant Pleural Effusions	3 (4.7%)
Amyloidosis	2 (3.1%)
Acquired VWF deficiency	2 (3.1%)
Fatigue	2 (3.1%)
Nephropathy	1 (1.6%)

Data Lock November 8, 2013

(Multiple reasons can apply for a patient)

Serial Serum IgM Levels Following Ibrutinib

Best IgM Response: 3,610 to 1,260 mg/dL; p=1.46033^-17


Median of 9 (range 1-18) Cycles
N=63
Serum IgM (mg/dL)
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Baseline
Cycle 2
Cycle 3
Cycle 6
Cycle 9
Cycle 12
Cycle 15

Data Lock November 8, 2013

Serial Hemoglobin Levels Following Ibrutinib

Best Hemoglobin Response: 10.5 to 13.4; $p = 9.0366^{-19}$


16
14
12
10
8
Hemoglobin (g/dL)
N=63
Median of 9 (range 1-18) Cycles
Baseline
Cycle 2
Cycle 3
Cycle 6
Cycle 9
Cycle 12
Cycle 15
Cycle 18

Data Lock November 8, 2013

Bone Marrow Disease Burden following Ibrutinib

At Cycle 6: 62.5% to 36.75%; p = 0.00053



BM Involvement (%)
100
90
80
70
60
50
40
30
20
10
0
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61

Data Lock November 8, 2013

N= 61 (with baseline and cycle 6 BM Biopsy)

Extramedullary Disease following Ibrutinib

For patients with baseline and Cycle 6 CT scans

Adenopathy > 1.5 cm

N=	Improved	Stable	Increased
31	21 (67.7%)	8 (25.8%)	2 (6.5%)

Splenomegaly > 15 cm

N=	Improved	Stable	Increased
5	1 (20.0%)	4 (80.0%)	0 (0.0%)

Data Lock November 8, 2013

Based on local radiology review

Best Clinical Responses to Ibrutinib

Median of 9 (range 1-18) Cycles

	(N=)	(%)
VGPR	6	9.5
PR	34	54
MR	12	19
SD	10	16
Non-Responder	1	2

ORR: 83% Major RR ($\geq$ PR): 64%

Data Lock November 8, 2013

Response criteria adapted from 3rd International Workshop on WM (Treon et al, BJH 2011)

Ibrutinib Related Adverse Events

Adverse event	# Grade 2 Events	# Grade 3 Events	# Grade 4 Events	Total # of Events
Neutropenia	3	7	2	12
Thrombocytopenia	3	6	1	10
Bleeding	4	1		5
Pneumonic Infection	2	1		3
Anemia	2	1		3
Tachyarrhythmia	2	1		3
Syncope/Pre-syncope	1	1		2
Herpes Zoster	1	1		2
Endocarditis infective		1		1
Fever	1			1
Hypertension	1			1
Pruritus	1			1
Mucositis	1			1
Oral Pain	1			1
Diarrhea	1			1
Arthralgia	1			1

Data Lock November 8, 2013

At a median of 9 (range 1-18) cycles of ibrutinib:

55 (87.3%) participants continue on treatment.

8 participants discontinued protocol therapy:

- 1 Non-responder (MYD88 WT);
- 3 Progressive Disease;
- 1 MDS/RAEB (Heavily pretreated; Pre-existing 5 q- in 10% metaphases; PR, progressed off treatment);
- 1 Recurring thrombocytopenia (aggravated by hyper-splenism, resolved after splenectomy; SD on follow-up);
- 1 Hematoma (post-procedure);
- 1 Participant Decision (continues on follow-up);

Data Lock November 8, 2013



WHIM-like CXCR4 C-tail mutations in WM

Warts, Hypogammaglobulinemia, Infection, and Myelokathexis.



N-term
ECL2
ECL1
ECL3
IV
VII
I
II
III
V
VI
C-term

Most common: CXCR4^{C1013G} (<u>S338X</u>)

CXCR4 C-tail mutation in WM

308 320 330 340 350

KFKTSAQHALTSVSRGSSLKILSKGKRGGHSSVSTESESSSFHSS

CXCR4 C-tail mutation in WHIM

308 320 330 340 350

KFKTSAQHALTSVSRGSSLKILSKGKRGGHSSVSTESESSSFHSS

Somatic WHIM-CXCR4 Mutations are present in WM patients:
8/30 (27%) by WGS ; 47/152 (31%) by Sanger Sequencing.

Hunter et al, ASH 2012; ICML 2013

Somatic WHIM-CXCR4 Mutations in WM

- Most common is C1013G (S338X) in C-terminal domain
- Blocks CXCR4 receptor internalization in the presence of SDF1
- Potentiates migration and adhesion to BM stroma
- Potentiates Akt, Erk and BTK signaling
- Blocks suppression of Akt and Erk signaling by ibrutinib
- Promotes decreased WM cell killing by ibrutinib, which can be reversed by inhibitors of CXCR4.





Cao et al, ASH 2012; ASH 2013;
Roccaro et al, ASH 2013.

Serial changes in serum IgM levels following Ibrutinib Stratified by CXCR4 status



CXCR4 WHIM-Like
CXCR4 Wild Type
Fold Change Relative to Baseline
0.0
0.2
0.4
0.6
0.8
1.0
1.2
Baseline
Cycle 2
Cycle 3
Cycle 6
Cycle 9
Cycle 12
Cycle 15
Cycle 18
Serum IgM Mean Fold Change and Standard Error of the Mean by Cycle
ANOVA p-values: Mutation Status = 1.88e-10 Therapy Cycle = 2.63e-36 Interaction effect = 8.93e-02

Serial Hemoglobin levels following Ibrutinib Stratified by CXCR4 status


CXCR4 WHIM-Like
CXCR4 Wild Type
Fold Change Relative to Baseline
1.8
1.6
1.4
1.2
1.0
0.8
Baseline
Cycle 2
Cycle 3
Cycle 6
Cycle 9
Cycle 12
Cycle 15
Cycle 18
Hb Mean Fold Change and Standard Error of the Mean by Cycle
ANOVA p-values: Mutation Status = 9.75e-07 Therapy Cycle = 8.13e-16 Interaction effect = 8.64e-02

Serial Peripheral Lymphocyte Counts following Ibrutinib Stratified by CXCR4 status



CXCR4 WHIM-Like
CXCR4 Wild Type
Fold Change Relative to Baseline
0
1
2
3
4
5
6
7
Baseline
Cycle 2
Cycle 3
Cycle 6
Cycle 9
Cycle 12
Cycle 15
Cycle 18

Absolute Lymphocyte Count Mean Fold Change and Standard Error of the Mean by Cycle

ANOVA p-values: Mutation Status = 1.17e-03 Therapy Cycle = 3.68e-02 Interaction effect = 7.88e-01

Major Response status is associated with peripheral lymphocytosis following Ibrutinib in WM

PR/VGPR

vs.

NR/SD/MR

p=0.0002355

Data Lock November 8, 2013



% Change in Absolute Lymphocyte Count
0
200
400
600
800
1000
1200
MR/SD/NR
PR/VGPR
p-value = 0.0002355

MYD88 /CXCR4 status and Ibrutinib Major Responses

MYD88	N=	VGPR/PR	MR/SD/NR
L265P	48	31 (65%)	17 (35%)
Wild Type	5	2 (40%)	3 (60%)

p = 0.3536 Odds ratio = 2.68 95% CI 0.28-35.02

CXCR4	N=	VGPR/PR	MR/SD/NR
WHIM	10	3 (30%)	7 (70%)
Wild Type	30	24 (80%)	6 (20%)

p = 0.0065 Odds ratio = 0.115 95% CI 0.02-0.68

Data Lock November 8, 2013

Summary

- MYD88 L265P is present >90% of WM patients and triggers activation of Bruton's Tyrosine Kinase (BTK) in WM cells.
- The BTK inhibitor ibrutinib is associated with rapid reduction of serum IgM and improved HCT with an ORR of 83%, major RR of 65% in relapsed/refractory patients.
- Responses are durable with 87% of patients continuing on treatment at a median of 9 cycles.
- Ibrutinib is well tolerated, with good safety profile.
- CXCR4 status impacts absolute lymphocytosis, serum IgM and hemoglobin levels, and major response attainment.

Acknowledgements







Ranjana Advani, MD | **M. Lia Palomba, MD** | **Christina Tripsas, MA**

Irene Ghobrial, MD
Jacob Laubach, MD
Sandra Kanan, NP
Jorge Castillo, MD
Aldo Roccaro, MD, PhD
Gaurav Varma, MPH
Zachary R. Hunter, MA

Diane Warren
Sarah Daadi
Rebecca Green
Leslie Cheteyan
Stephen Cropper
Guang Yang, PhD
Lian Xu, MA
Yang Cao, MD

Peter S. Bing, M.D.
IWMF
Coyote Fund for WM
Waldenstrom's Cancer Fund
NIH Spore Funding
Bailey Family Fund for WM
D'Amato Fund for Genomic Discovery
Edward and Linda Nelson Fund for WM
Bauman Family Trust
Tannenhauser Family Foundation

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